UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

LL FLOORING HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

F9 INVESTMENTS, LLC

THOMAS D. SULLIVAN

JOHN JASON DELVES

JILL WITTER

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On July 8, 2024, F9 Investments, LLC (“F9”) issued a press release (the “Press Release”) and sent a letter to shareholders (the “Shareholder Letter” and, together with the Press Release, the “Materials”) of LL Flooring Holdings, Inc. (the “Company”), which F9 also published to its website at www.LLGroove.com. A copy of the Press Release is filed herewith as Exhibit 1 and a copy of the Shareholder Letter is filed herewith as Exhibit 2. From time to time, F9 or its fellow participants in the proxy solicitation may publish the Materials, or portions thereof, on social media channels relating to the Company and they may otherwise disseminate the Materials from time to time.

EXHIBIT 1

Urgent Change is Needed at LL Flooring: F9 Investments Sends Open Letter to Shareholders

LL Flooring’s July 10th Annual Meeting is Your Last Chance to Hold LL Flooring’s Board Accountable for its Failures and Vote for Change to Protect Your Investment

All Three F9 Director Nominees Have Received Support from Leading Independent Proxy Advisory Firm Glass Lewis and Other Large LL Flooring Shareholders

F9’s Nominees Have the Critical Flooring Industry Expertise, Shareholder Alignment, and Strategic Plan Necessary to Help Restore LL Flooring’s Value

Every Vote Counts! It is Not Too Late to Change Your Vote and Support F9’s Nominees

F9 Urges Shareholders to Vote the GOLD Proxy Card “FOR” F9’s Three Highly Qualified Nominees – Tom Sullivan, Jason Delves, and Jill Witter – and “WITHHOLD” on ALL LL Flooring Nominees

FRANKLIN, Tenn. – July 8, 2024 – F9 Investments, LLC (“F9”), which together with its affiliates collectively owns approximately 8.85% of LL Flooring Holdings, Inc. (“LL Flooring” or the “Company”) (NYSE: LL) common stock and is the Company’s largest shareholder, today sent an open letter to LL Flooring’s shareholders urging them to cast their votes today “FOR” F9’s three highly qualified director nominees – Tom Sullivan, Jason Delves, and Jill Witter – to join LL Flooring’s Board of Directors (the “Board”) at the Company’s upcoming Annual Meeting of Shareholders (the “Annual Meeting”) on July 10, 2024.

The full text of the letter is below and available at www.LLGroove.com.

July 8, 2024

Dear Fellow LL Flooring Shareholders,

The situation at LL Flooring is dire, and time is running out for you to protect the value of your investment.

LL FLOORING’S STOCK PRICE IS AT ITS ALL-TIME LOW AND THE COMPANY IS CONSIDERING FILING FOR BANKRUPTCY ACCORDING TO PUBLISHED REPORTS1.

Yet rather than addressing the numerous critical issues facing the business head-on, LL Flooring’s Board continues to make poor and puzzling operational and financial decisions that are jeopardizing the future of the Company. Consider the following:

•	On June 28, 2024, the Company disclosed that it believes it will not have sufficient liquidity to maintain compliance with its credit agreement as soon as this quarter.

•

One day prior to the Company’s disclosure, Bloomberg reported that LL Flooring has retained AlixPartners, a financial services consultancy that recently advised Bed Bath & Beyond on its bankruptcy proceedings, to receive assistance with operations and explore ways to boost its cash reserves.

•

In a May 8, 2024 filing, LL Flooring disclosed a “going concern” that its precarious financial condition raised substantial doubt regarding its ability to continue business operations for more than a year. During its first quarter 2024 earnings call that same day, the Company disclosed it has retained Houlihan Lokey Inc. to evaluate financing alternatives.

•

The Board is currently seeking to enter into a sale-leaseback commitment for its primary asset – LL Flooring’s Sandston, Virginia distribution center – in a shortsighted and desperate effort to generate cash which will likely increase expenses and destroy value for shareholders in the long run.

•

LL Flooring’s stock price continues to crater. The Company’s stock has fallen 85.4% since the start of 2024, dropped 97.3% over the past three years, and plummeted a whopping 99.4% under the Chair of the Board Nancy Taylor’s ineffective leadership. The stock closed at $0.56 per share on July 5, 2024.

•

Despite this disturbing decline, since January 2023 LL Flooring’s Board has rejected a number of premium bids for the Company valued up to 14x LL Flooring’s current stock price. Since then, the Board’s disingenuous strategic review and sale process has seen falling bid prices, limited transparency, and an uneven playing field for bidders based on the Board’s insistence that bids it received “significantly undervalued” the Company.

The facts are clear: LL Flooring’s Board of Directors has presided over staggering value destruction for shareholders, significant operational losses, a sham sale process, and so-called strategic initiatives that have placed the Company at immediate risk of going out of business. It is simply delusional for this Board to expect shareholders to vote for the status quo and re-elect its incumbent directors – two of whom have sat on the Board for 10 and 18 years, respectively – after they have contributed to such extreme underperformance.

It should be clear to all shareholders that urgent change is needed in the LL Flooring boardroom in order to protect the value of your investment. Fortunately, there is an alternative path forward, even if you have previously withheld voting for the F9 nominees on either the GOLD or WHITE proxy card. You can still change your vote and support F9’s nominees by voting on either the GOLD or WHITE proxy card. Only your most recently dated proxy card will count as your vote.

[1]

Bloomberg News – “LL Flooring Mulls Bankruptcy Filing as Home Renovations Slow”, 3 July, 2024, available at: https://www.bloomberg.com/news/articles/2024-07-03/ll-flooring-mulls-bankruptcy-filing-as-home-renovations-sputter

F9’s three highly qualified director nominees Tom Sullivan, Jason Delves, and Jill Witter have the critical flooring industry expertise, shareholder alignment, and actionable plan necessary to restore LL Flooring’s value for the long term. F9’s nominees also bring substantial corporate governance experience, discipline and accountability, and long track records of value creation for businesses that will be valuable additions to LL Flooring’s Board. Indeed, last week Glass Lewis & Co. (“Glass Lewis”), a leading independent proxy advisory firm, published a report recognizing the oversight, rigor, and relevant experience F9’s nominees would add to the Board and recommended that shareholders support F9’s full slate at the Company’s upcoming Annual Meeting.

In its report, Glass Lewis concluded:

•	“…we consider election of F9’s slate to represent the most compelling alternative available at what appears to be a fairly critical juncture for LL.”

•	“We see little clear and measurable cause for shareholders to endorse the view that perpetuation of the incumbent board’s tack is likely to represent the most attractive route forward at this time.”

•

“We believe the board carves out very little in the way of credible footing for its operational defense, which largely eschews recognition of the Company’s observably poor performance, valuation and competitive positioning.”

Further, independent proxy advisory firm Institutional Shareholder Services Inc. (“ISS”) recently published a report recommending that shareholders elect F9 nominee Jason Delves to LL Flooring’s Board. In its report, ISS concluded:

•	“It is clear that LL is in need of an urgent turnaround… a successful turnaround under the current management team and board is far from certain.”

•

“LL’s prolonged TSR underperformance, significant operating challenges over the past two years, and the unsuccessful sale process thus far suggest that some level of change is warranted at the board level.”

LL Flooring’s Board has avoided accountability for too long and cannot be allowed to continue to drive this Company into the ground. Our nominees are committed to restoring LL Flooring to excellence, reviving its corporate culture, and repositioning the Company for profitability and growth over the long term for the benefit of all stakeholders.

NOW IS YOUR LAST CHANCE TO HOLD LL FLOORING’S BOARD ACCOUNTABLE FOR ITS FAILURES. WE URGE YOU TO VOTE FOR CHANGE TO PROTECT YOUR INVESTMENT BEFORE IT IS TOO LATE.

We thank you for your support.

Sincerely,

Tom Sullivan	Jason Delves	Jill Witter

VOTE ON THE GOLD PROXY CARD TODAY “FOR” F9’S NOMINEES TOM SULLIVAN, JASON DELVES, AND JILL WITTER AND “WITHHOLD” ON ALL LL FLOORING NOMINEES AND JERALD HAMMANN

Shareholders must act decisively to safeguard their investment. YOUR VOTE MATTERS, NO MATTER HOW MANY SHARES YOU OWN. We urge all shareholders to protect the value of their investment by voting for F9’s nominees today using the GOLD proxy card.

You can cast your vote online at www.ProxyVote.com or by completing, signing and dating the GOLD proxy card or GOLD voting instruction form and mailing it in the postage paid envelope provided.

If you have not received the GOLD proxy card from F9 and have only received a WHITE proxy card sent to you by the Company, you can still support F9’s nominees using the WHITE proxy card. You can do so by checking the “WITHHOLD” boxes on all of the Company nominees and Jerald Hammann and checking the “FOR” boxes for all F9 nominees – Tom Sullivan, Jason Delves, and Jill Witter.

If you have already voted for the Company nominees, you can change your vote to support the F9 nominees by re-casting your vote on either the GOLD proxy card or WHITE proxy card. Only your latest dated proxy card will count.

If you have any questions about how to vote your shares, please contact our proxy solicitor, Campaign Management, by telephone 1-(855) 264-1527 (shareholders) or (212) 632-8422 (banks & brokerages) or by email at info@campaign-mgmt.com.

For more information about F9 and detailed voting instructions, visit our website at www.LLGroove.com.

Solomon Partners Securities, LLC is serving as F9’s financial advisor and Dentons US LLP is serving as its legal advisor.

*F9 Investments has neither sought nor obtained consent from ISS to use ISS-published material in this press release

DISCLAIMER

Except as otherwise set forth in this press release, the views expressed in this press release reflect the opinions of F9 Investments, LLC and its affiliates (“F9”) and are based on publicly available information with respect to LL Flooring Holdings, Inc. (“LL” or the “Company”). F9 recognizes that there may be confidential information in the possession of the Company that could lead it or others to disagree with F9’s conclusions. F9 reserves the right to change any of its opinions expressed herein at any time as it deems appropriate and disclaims any obligation to notify the market or any other party of any such change, except as required by law. F9 disclaims any obligation to update the information or opinions contained in this press release, except as required by law. For the avoidance of doubt, this press release is not affiliated with or endorsed by LL.

This press release is provided merely as information and is not intended to be, nor should it be construed as, an offer to sell or a solicitation of an offer to buy any security nor as a recommendation to purchase or sell any security. Certain of the Participants (as defined below) currently beneficially own shares of the Company. The Participants and their affiliates may from time to time sell all or a portion of their holdings of the Company in open market transactions or otherwise, buy additional shares (in open market or privately negotiated transactions or otherwise), or trade in options, puts, calls, swaps or other derivative instruments relating to such shares.

Some of the materials in this press release contain forward-looking statements. All statements contained herein that are not clearly historical in nature or that necessarily depend on future events are forward-looking, and the words “anticipate,” “believe,” “expect,” “potential,” “could,” “opportunity,” “estimate,” “plan,” “once again,” “achieve,” and similar expressions are generally intended to identify forward-looking statements. The projected results and statements contained herein that are not historical facts are based on current expectations, speak only as of the date of these materials and involve risks, uncertainties and other factors that may cause actual results, performances or achievements to be materially different from any future results, performances or achievements expressed or implied by such projected results and statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of F9.

The estimates, projections and potential impact of the opportunities identified by F9 herein are based on assumptions that F9 believes to be reasonable as of the date of this press release, but there can be no assurance or guarantee (i) that any of the proposed actions set forth in this press release will be completed, (ii) that the actual results or performance of the Company will not differ, and such differences may be material, or (iii) that any of the assumptions provided in this press release are accurate.

F9 has neither sought nor obtained the consent from any third party to use any statements or information contained herein that have been obtained or derived from statements made or published by such third parties, nor has it paid for any such statements. Any such statements or information should not be viewed as indicating the support of such third parties for the views expressed herein. F9 does not endorse third-party estimates or research which are used herein solely for illustrative purposes.

Important Information

F9 Investments, LLC, Thomas D. Sullivan, John Jason Delves and Jill Witter (collectively, the “Participants”) filed a definitive proxy statement and accompanying form of gold proxy card (as supplemented and amended, the “Definitive Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) on May 31, 2024 to be used in connection with the 2024 annual meeting of stockholders of the Company.

THE PARTICIPANTS STRONGLY ADVISE ALL STOCKHOLDERS OF THE COMPANY TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER PROXY MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS ARE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV AND F9’S WEBSITE AT WWW.LLGROOVE.COM. THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING PROXY CARD WILL BE FURNISHED TO SOME OR ALL OF THE COMPANY’S STOCKHOLDERS. STOCKHOLDERS MAY ALSO DIRECT A REQUEST TO F9’S PROXY SOLICITOR, CAMPAIGN MANAGEMENT, 15 WEST 38TH STREET, SUITE #747, NEW YORK, NY 10018 (STOCKHOLDERS CAN E-MAIL INFO@CAMPAIGNMANAGEMENT.COM OR CALL TOLL-FREE: (855) 264-1527.

Information about the Participants and a description of their direct or indirect interests by security holdings or otherwise can be found in the Definitive Proxy Statement.

Contacts

INVESTOR AND MEDIA CONTACTS

Investors:

Michael Fein

Campaign Management

(212) 632-8422

michael.fein@campaign-mgmt.com

Media:

Jonathan Gasthalter/Nathaniel Garnick

Gasthalter & Co.

(212) 257-4170

F9Investments@gasthalter.com

EXHIBIT 2

July 8, 2024

Dear Fellow LL Flooring Shareholders,

The situation at LL Flooring is dire, and time is running out for you to protect the value of your investment.

LL FLOORING’S STOCK PRICE IS AT ITS ALL-TIME LOW AND THE COMPANY IS CONSIDERING FILING FOR BANKRUPTCY ACCORDING TO PUBLISHED REPORTS2.

Yet rather than addressing the numerous critical issues facing the business head-on, LL Flooring’s Board continues to make poor and puzzling operational and financial decisions that are jeopardizing the future of the Company. Consider the following:

•	On June 28, 2024, the Company disclosed that it believes it will not have sufficient liquidity to maintain compliance with its credit agreement as soon as this quarter.

•

One day prior to the Company’s disclosure, Bloomberg reported that LL Flooring has retained AlixPartners, a financial services consultancy that recently advised Bed Bath & Beyond on its bankruptcy proceedings, to receive assistance with operations and explore ways to boost its cash reserves.

•

In a May 8, 2024 filing, LL Flooring disclosed a “going concern” that its precarious financial condition raised substantial doubt regarding its ability to continue business operations for more than a year. During its first quarter 2024 earnings call that same day, the Company disclosed it has retained Houlihan Lokey Inc. to evaluate financing alternatives.

[2]

Bloomberg News – “LL Flooring Mulls Bankruptcy Filing as Home Renovations Slow”, 3 July, 2024, available at: https://www.bloomberg.com/news/articles/2024-07-03/ll-flooring-mulls-bankruptcy-filing-as-home-renovations-sputter

•

The Board is currently seeking to enter into a sale-leaseback commitment for its primary asset – LL Flooring’s Sandston, Virginia distribution center – in a shortsighted and desperate effort to generate cash which will likely increase expenses and destroy value for shareholders in the long run.

•

LL Flooring’s stock price continues to crater. The Company’s stock has fallen 85% since the start of 2024, dropped 97.3% over the past three years, and plummeted a whopping 99.4% under the Chair of the Board Nancy Taylor’s ineffective leadership. Today, the stock trades for less than $0.56 per share.

•

Despite this disturbing decline, since January 2023 LL Flooring’s Board has rejected a number of premium bids for the Company valued up to 14x LL Flooring’s current stock price. Since then, the Board’s disingenuous strategic review and sale process has seen falling bid prices, limited transparency, and an uneven playing field for bidders based on the Board’s insistence that bids it received “significantly undervalued” the Company.

The facts are clear: LL Flooring’s Board of Directors has presided over staggering value destruction for shareholders, significant operational losses, a sham sale process, and so-called strategic initiatives that have placed the Company at immediate risk of going out of business. It is simply delusional for this Board to expect shareholders to vote for the status quo and re-elect its incumbent directors – two of whom have sat on the Board for 10 and 18 years, respectively – after they have contributed to such extreme underperformance.

It should be clear to all shareholders that urgent change is needed in the LL Flooring boardroom in order to protect the value of your investment. Fortunately, there is an alternative path forward, even if you have previously withheld voting for the F9 nominees on either the GOLD or WHITE proxy card. You can still change your vote and support F9’s nominees by voting on either the GOLD or WHITE proxy card. Only your most recently dated proxy card will count as your vote.

F9’s three highly qualified director nominees Tom Sullivan, Jason Delves, and Jill Witter have the critical flooring industry expertise, shareholder alignment, and actionable plan necessary to restore LL Flooring’s value for the long term. F9’s nominees also bring substantial corporate governance experience, discipline and accountability, and long track records of value creation for businesses that will be valuable additions to LL Flooring’s Board. Indeed, last week Glass Lewis & Co. (“Glass Lewis”), a leading independent proxy advisory firm, published a report recognizing the oversight, rigor, and relevant experience F9’s nominees would add to the Board and recommended that shareholders support F9’s full slate at the Company’s upcoming Annual Meeting.

In its report, Glass Lewis concluded:

•	“…we consider election of F9’s slate to represent the most compelling alternative available at what appears to be a fairly critical juncture for LL.”

•	“We see little clear and measurable cause for shareholders to endorse the view that perpetuation of the incumbent board’s tack is likely to represent the most attractive route forward at this time.”

•

“We believe the board carves out very little in the way of credible footing for its operational defense, which largely eschews recognition of the Company’s observably poor performance, valuation and competitive positioning.”

Further, independent proxy advisory firm Institutional Shareholder Services Inc. (“ISS”) recently published a report recommending that shareholders elect F9 nominee Jason Delves to LL Flooring’s Board. In its report, ISS concluded:

•	“It is clear that LL is in need of an urgent turnaround… a successful turnaround under the current management team and board is far from certain.”

•

“LL’s prolonged TSR underperformance, significant operating challenges over the past two years, and the unsuccessful sale process thus far suggest that some level of change is warranted at the board level.”

LL Flooring’s Board has avoided accountability for too long and cannot be allowed to continue to drive this Company into the ground. Our nominees are committed to restoring LL Flooring to excellence, reviving its corporate culture, and repositioning the Company for profitability and growth over the long term for the benefit of all stakeholders.

NOW IS YOUR LAST CHANCE TO HOLD LL FLOORING’S BOARD ACCOUNTABLE FOR ITS FAILURES. WE URGE YOU TO VOTE FOR CHANGE TO PROTECT YOUR INVESTMENT BEFORE IT IS TOO LATE.

We thank you for your support.

Sincerely,

Tom Sullivan	Jason Delves	Jill Witter

DISCLAIMER

Except as otherwise set forth in this letter, the views expressed in this letter reflect the opinions of F9 Investments, LLC and its affiliates (“F9”) and are based on publicly available information with respect to LL Flooring Holdings, Inc. (“LL” or the “Company”). F9 recognizes that there may be confidential information in the possession of the Company that could lead it or others to disagree with F9’s conclusions. F9 reserves the right to change any of its opinions expressed herein at any time as it deems appropriate and disclaims any obligation to notify the market or any other party of any such change, except as required by law. F9 disclaims any obligation to update the information or opinions contained in this letter, except as required by law. For the avoidance of doubt, this letter is not affiliated with or endorsed by LL.

This letter is provided merely as information and is not intended to be, nor should it be construed as, an offer to sell or a solicitation of an offer to buy any security nor as a recommendation to purchase or sell any security. Certain of the Participants (as defined below) currently beneficially own shares of the Company. The Participants and their affiliates may from time to time sell all or a portion of their holdings of the Company in open market transactions or otherwise, buy additional shares (in open market or privately negotiated transactions or otherwise), or trade in options, puts, calls, swaps or other derivative instruments relating to such shares.

Some of the materials in this letter contain forward-looking statements. All statements contained herein that are not clearly historical in nature or that necessarily depend on future events are forward-looking, and the words “anticipate,” “believe,” “expect,” “potential,” “could,” “opportunity,” “estimate,” “plan,” “once again,” “achieve,” and similar expressions are generally intended to identify forward-looking statements.

The projected results and statements contained herein that are not historical facts are based on current expectations, speak only as of the date of these materials and involve risks, uncertainties and other factors that may cause actual results, performances or achievements to be materially different from any future results, performances or achievements expressed or implied by such projected results and statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of F9.

The estimates, projections and potential impact of the opportunities identified by F9 herein are based on assumptions that F9 believes to be reasonable as of the date of this letter, but there can be no assurance or guarantee (i) that any of the proposed actions set forth in this letter will be completed, (ii) that the actual results or performance of the Company will not differ, and such differences may be material, or (iii) that any of the assumptions provided in this letter are accurate.

F9 has neither sought nor obtained the consent from any third party to use any statements or information contained herein that have been obtained or derived from statements made or published by such third parties, nor has it paid for any such statements. Any such statements or information should not be viewed as indicating the support of such third parties for the views expressed herein. F9 does not endorse third-party estimates or research which are used herein solely for illustrative purposes.

Important Information

F9 Investments, LLC, Thomas D. Sullivan, John Jason Delves and Jill Witter (collectively, the “Participants”) filed a definitive proxy statement and accompanying form of gold proxy card (as supplemented and amended, the “Definitive Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) on May 31, 2024 to be used in connection with the 2024 annual meeting of stockholders of the Company.

THE PARTICIPANTS STRONGLY ADVISE ALL STOCKHOLDERS OF THE COMPANY TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER PROXY MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS ARE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV AND F9’S WEBSITE AT WWW.LLGROOVE.COM. THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING PROXY CARD WILL BE FURNISHED TO SOME OR ALL OF THE COMPANY’S STOCKHOLDERS. STOCKHOLDERS MAY ALSO DIRECT A REQUEST TO F9’S PROXY SOLICITOR, CAMPAIGN MANAGEMENT, 15 WEST 38TH STREET, SUITE #747, NEW YORK, NY 10018 (STOCKHOLDERS CAN E-MAIL INFO@CAMPAIGNMANAGEMENT.COM OR CALL TOLL-FREE: (855) 264-1527.

Information about the Participants and a description of their direct or indirect interests by security holdings or otherwise can be found in the Definitive Proxy Statement.